                                                                   EXHIBIT 10.54


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.


                        PERFORMANCE WARRANT TO PURCHASE
                        1,570,932 SHARES OF COMMON STOCK
                                       of
                                drkoop.com, Inc.
                             a Delaware corporation

                                     Issued
                                  July 1, 1999

     THIS CERTIFIES THAT, for value received, America Online, Inc. (as the context requires, "AOL" or the "Warrantholder") is entitled to purchase, on the terms hereof, up to one million five hundred seventy thousand nine hundred thirty-two (1,570,932) shares (subject to adjustment as set forth herein, "Warrant Stock"), of common stock, par value $.001 per share ("Common Stock") of drkoop.com, Inc., a Delaware corporation (the "Company"), at a purchase price and upon the terms and conditions as set forth herein at a purchase price and upon the terms and conditions as set forth herein.

1    EXERCISE OF WARRANT.

     The terms and conditions upon which this Warrant may be exercised and the shares of Common Stock covered hereby that may be purchased, are as follows:

     1.1  Exercise.

                    (1) This Warrant is being issued pursuant to an Interactive Services Agreement, dated as of the date hereof (as same may be amended, the "ISA"), between the Company and AOL. All terms used but not defined herein shall have the meanings set forth in the ISA. This Warrant may be exercised, in whole or in part, with respect to all of the Warrant Stock, at such times as shall be determined in accordance with Sections 1.1(a)(i) through (iv) below:

                    (2) upon the first anniversary of the date of issuance of this Warrant (the "Issuance Date"), 392,733 shares of Warrant Stock shall vest and become immediately exercisable if, but only if, during the immediately preceding 12 months (the "First

____________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed at * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    Confidential

Year") (A) no less than * * * Page Views (as such term is defined in the ISA) were attributable to AOL in accordance with the terms of the ISA, or (B) no less than * * * Page Views were accomplished by the Company, of which no less than *
* * Page Views were attributable to AOL in accordance with the terms of the ISA (as the case may be, the "First Threshold");

                    (3) upon the second anniversary of the Issuance Date, 392,733 shares of Warrant Stock shall vest and become immediately exercisable if, but only if, during the immediately preceding 12 months (the "Second Year")
(A) no less than * * * Page Views were attributable to AOL in accordance with the terms of the ISA, or (B) no less than * * * Page Views were accomplished by
                      --
the Company, of which no less than * * * Page Views were attributable to AOL in accordance with the terms of the ISA (as the case may be, the "Second Threshold");

                    (4) upon the third anniversary of the Issuance Date, 392,733 shares of Warrant Stock shall vest and become immediately exercisable if, but only if, during the immediately preceding 12 months (the "Third Year")
(A) no less than * * * Page Views were attributable to AOL in accordance with the terms of the ISA, or (B) no less than * * * Page Views were accomplished by
                      --
the Company, of which no less than * * * Page Views were attributable to AOL in accordance with the terms of the ISA (as the case may be, the "Third Threshold"); and

                    (5) upon the fourth anniversary of the Issuance Date, 392,733 shares of Warrant Stock shall vest and become immediately exercisable if, but only if, during the immediately preceding 12 months (the "Fourth Year"; collectively with the First Year, the Second Year, and the Third Year, "Years"; each of the Years separately, a "Year") (A) no less than * * * Page Views were attributable to AOL in accordance with the terms of the ISA, or (B) no less
                                                             --
than * * * Page Views were accomplished by the Company, of which no less than *
* * Page Views were attributable to AOL in accordance with the terms of the ISA (as the case may be, the "Final Threshold"; collectively with the First Threshold, the Second Threshold, and the Third Threshold, the "Thresholds"; each of the Thresholds separately, a "Threshold").

     Whether a Threshold has been met during its respective Year shall be assessed independently and not cumulatively with respect to prior Thresholds or Years, such that if a Threshold has not been met during its respective Year, the shares of Warrant Stock subject to vesting hereunder with respect to such Year shall not otherwise be eligible to vest hereunder in subsequent Years or under any other circumstances. Notwithstanding the foregoing, in the event the Company has not accomplished Site and Content Preparation in compliance with the seventy-five (75) day period set forth in Section 7.7 (Site and Content Preparation) of the ISA (subject to any extension that may be granted in accordance therewith due to a failure of AOL to perform its obligations thereunder), then the First Threshold targets set forth above shall be reduced on a pro rata basis by multiplying each such Threshold by a fraction (A) the numerator of which shall be the number of days after such seventy-five (75) day period until which the Company accomplishes Site and Content Preparation, and (B) the denominator of which shall be the number 365.

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    Confidential

                    (6) (b) Notwithstanding the foregoing, in the event of the Company's "Change of Control" to a "Named Entity" (as such terms are defined in the ISA, a "Prohibited Event") this Warrant may be exercised, in whole or in part, with respect to all vested shares of Warrant Stock and such number of unvested shares of Warrant Stock as equal the total number of shares of Warrant Stock that would have vested hereunder had all relevant Thresholds been met during the then current Year as well as all remaining Years, measured as of immediately prior to the consummation of the Prohibited Event.

          (c) Notwithstanding the foregoing, in the event AOL elects to terminate the ISA in accordance with its terms upon the Company's material breach of its provisions, this Warrant may be exercised, in whole or in part, with respect to all vested shares of Warrant Stock and such number of unvested shares of Warrant Stock as equal the total number of shares of Warrant Stock that would have vested hereunder had all relevant Thresholds been met during the then current Year as well as the next consecutive Year.

          (d) Notwithstanding the foregoing, for any Warrant Share to vest hereunder, the ISA (or, if the ISA is superceded, replaced or extended by a substantially similar agreement between the Company and AOL, then such other agreement) must have been in full force and effect within six (6) months of the vesting date thereof.

                    (7) (e) Notwithstanding the foregoing, this Warrant may not be exercised under any circumstances prior to June 30, 2000 or after 5:00 p.m., Austin, Texas time on June 30, 2008 (the "Termination Date"), after which time this Warrant shall terminate and shall be void and of no further force of effect.

     1.2  Exercise Price.  The purchase price for the shares of Common Stock to
          --------------
be issued upon exercise of this Warrant shall be $20.00 per share, subject to adjustment as set forth herein (the "Exercise Price").

     1.3  Method of Exercise.  The exercise of the purchase rights evidenced by
          ------------------
this Warrant shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of Election to Purchase attached hereto, to the Company at its principal office and (b) the delivery of the Exercise Price multiplied by the number of shares for which the purchase rights hereunder are being exercised, payable (x) by certified check, corporate check of America Online, Inc., or wire transfer of immediately available funds payable to the Company's order or (y) on a net basis, such that, without the exchange of any funds, the Warrantholder receives that number of shares otherwise issuable (or other consideration payable) upon exercise of this Warrant less that number of shares of Warrant Stock having an aggregate fair market value (as defined below) at the time of exercise (i.e., the date a duly executed Election to Purchase is delivered to the Company) equal to the aggregate Exercise Price that would otherwise have been paid by the Warrantholder for the shares of the Warrant Stock issuable. In connection with such exercise the holder shall, if requested by the Company, include confirmation of the accuracy of the representations set forth in Section 12 and otherwise as reasonably requested by the Company to evidence compliance with any applicable securities laws as of the date of exercise. For purposes of the foregoing, "fair market value" of the Warrant Stock on any date shall be the average of the Quoted Prices of the Common Stock of the Company for 20 consecutive trading days ending the trading day prior to such date (if, during such 30-day period, there is a day in which no trades are reported, such date shall be discarded and the 20-day period extended). The

                                                                    Confidential

"Quoted Price" of the Common Stock as reported by Nasdaq or, if the principal trading market for the Common Stock is then a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of quotation or listing, such determination as to "Quoted Price" shall be made in good faith by the Board of Directors of the Company after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

     1.4  Issuance of Shares.  In the event that the purchase rights evidenced
          ------------------
by this Warrant are exercised in whole or in part in accordance with the terms of this Warrant, a certificate or certificates for the purchased shares shall be issued to the Warrantholder as soon as practicable. The Warrant Stock shall be stamped or imprinted with a legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

     In the event the purchase rights evidenced by this Warrant are exercised in part, the Company will also issue to the Warrantholder a new warrant within a reasonable time representing the unexercised purchase rights.

     1.5  Exercise of Warrants on Termination Date.  If as of the
          ----------------------------------------
Termination Date the Warrants are in the money based on the cash or other property to be received, such exercise shall take place automatically with respect to all then outstanding and exercisable (but not exercised) Warrants (the "Termination Date Exercise"), on a net exercise basis, immediately prior to the Termination Date; provided, however, that the Company may condition such exercise on the delivery by the Warrantholder of a duly completed Election to Purchase and the reasonable satisfaction of the Company that all applicable securities laws have been complied with, which the Company shall give notice to the Warrantholder of within ten (10) days prior to the Termination Date. No such Termination Date Exercise shall take place if such issuance would not comply with applicable securities laws, whereupon the Termination Date shall occur as scheduled.

2    CERTAIN ADJUSTMENTS.

     2.1 Stock Dividends. If at any time while this Warrant remains outstanding and unexpired, the Company pays a dividend or makes a distribution with respect to the Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, as of the record date of stockholders established for such purpose (or if no such record is taken, as at the date of such payment or distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The

                                                                    Confidential

Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. The provisions of this Section 2.1 shall not apply under any of the circumstances for which an adjustment is provided under Sections 2.2, 2.3 or 2.4.

     2.2  Mergers, Consolidations or Sale of Assets.  If at any time while this
          -----------------------------------------
Warrant remains outstanding and unexpired, there shall be a capital reorganization of the shares of the Company's capital stock (other than a combination, reclassification, exchange or subdivision otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation(collectively, a "Corporate Transaction"), then lawful provision shall be made so that such successor corporation or entity shall assume this Warrant such that the Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such Corporate Transaction to which a holder of the securities deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Corporate Transaction if this Warrant had been exercised immediately prior to such Corporate Transaction. Appropriate adjustment (as determined in good faith by the Company's Board of Directors after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the Corporate Transaction to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares of Common Stock issuable under this Warrant) shall be applicable after the Corporate Transaction, as near as reasonably may be, in relation to any shares or other property deliverable after the Corporate Transaction upon exercise of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reorganizations, consolidations or mergers.

     2.3  Reclassification.  If the Company at any time shall, by subdivision,
          ----------------
combination or reclassification or securities or otherwise, change any of the securities issuable under this Warrant into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities issuable under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

     2.4  Subdivision or Combination of Shares.  If at any time while this
          ------------------------------------
Warrant remains outstanding and unexpired, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then the Exercise Price shall be proportionately increased in the case of a combination of such shares, or shall be proportionately decreased in the case of a subdivision of such shares, and the number of shares of Common Stock issuable upon exercise of the Warrant shall thereafter be adjusted to equal the product obtained by multiplying the number of shares of Common Stock issuable under this Warrant

                                                                    Confidential

immediately prior to such Exercise Price adjustment by a fraction (A) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (B) the denominator of which shall be the Exercise Price immediately after such adjustment.

     2.5  Liquidating Dividends, Etc.  If the Company at any time while the
          --------------------------
Warrant remains outstanding and unexpired makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 2.1 through 2.4), the holder of this Warrant shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

     2.6  Notice of Adjustments.  Whenever any of the Exercise Price or the
          ---------------------
number of securities purchasable under the terms of this Warrant at that Exercise Price shall be adjusted pursuant to Section 2 hereof, the Company shall promptly notify the Warrantholder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares of Common Stock or other securities issuable at that Exercise Price after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the registered Warrantholder. In the event of:

          (a) The taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right for which no adjustment is required by the operation of this Section 2,

          (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company for which no adjustment is required by the operation of this Section 2, or

          (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company will mail (by first class and postage prepaid) to the Warrantholder, at its last address at least ten (10) days prior to the earliest date specified therein as described below, a notice specifying:

                                                                    Confidential

                    (1) (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                    (2) (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

     Failure to give any notice required under this Section 2.6, or any defect in such notice, shall not affect the legality or validity of the underlying corporate action taken or transaction entered into by the Company.

3    FRACTIONAL SHARES.

     No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined under Section 1.3.

4    RESERVATION OF COMMON STOCK.

     The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to effect the exercise of the entire Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5    PRIVILEGE OF STOCK OWNERSHIP.

     Other than as set forth herein, prior to the exercise of this Warrant and the issuance to the Warrantholder of certificates representing the resulting shares of Common Stock, and except as otherwise provided herein, the Warrantholder shall not be entitled, by virtue of holding this Warrant, to any rights of a Stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions or be notified of Stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as required by law.

6    LIMITATION OF LIABILITY.

     No provision hereof, in the absence of affirmative action by the holder hereof to purchase the securities issuable under this Warrant, and no mere enumeration herein of the rights of privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a Stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                                                                    Confidential

7    TRANSFERS AND EXCHANGES.

     This Warrant may be transferred or assigned with respect to any vested shares of Warrant Stock, in whole or in part, at any time or from time to time, on or after December 8, 1999, provided such transfer complies with all applicable federal and state securities laws and the requirements of any legend on this Warrant. Other than by merger or operation of law, this Warrant may not under any circumstances be transferred or assigned with respect to any unvested shares of Warrant Stock.

8    PAYMENT OF TAXES.

     The Company shall pay all stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the securities issuable under this Warrant. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the securities issuable under this Warrant in any name other than that of the Warrantholder, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

9    NO IMPAIRMENT OF RIGHTS.

10        The Company hereby agrees that it will not, through the amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

11   successors and assigns.
     The terms and provisions of this Warrant shall be binding upon the Company and the Warrantholder and their respective successors and assigns.

12   LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

13   SECURITIES LAW MATTERS.
     Warrantholder represents to the Company as follows:

          (a) the Warrants and Common Stock to be acquired by Warrantholder pursuant hereto will be acquired for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933 (the "Securities Act") or any

                                                                    Confidential

applicable state securities laws, and such securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws ;

          (b) the Warrantholder understands that (a) the Warrants and Common Stock issuable on exercise have not been registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, (b) such securities cannot be resold unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless the Company determines that exemptions from such registration and qualification requirements are available, and (c) this Warrant does not grant the Warrantholder any right to require such registration or qualification;

          (c) Warrantholder is familiar with the term "accredited investor" as defined in Rule 501 under the Securities Act and investor is an "accredited investor" within the meaning of such term in Rule 501 under the Securities Act;

          (d) Warrantholder is sophisticated in financial matters and the market for Internet companies and is able to evaluate the risks and benefits of the investment in the Warrants and Common Stock issuable on exercise;

          (e) Warrantholder is able to bear the economic risk of its investment in the Warrants and the Common Stock issuable on exercise for an indefinite period of time; and

          (f) Warrantholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of securities and has had full access to such other information concerning the Company as investor has requested.

14   Saturdays, Sundays, holidays.

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

15   14.  GOVERNING LAW.

     This Warrant shall be construed, interpreted, and the rights of the Company and the Warrantholder determined in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws provision thereof.

16   15.  BENEFITS OF THIS WARRANT.

     Nothing in this Warrant shall be construed to give any person other than the Company and the registered Warrantholder any legal or equitable right, remedy or claim.

17   16.  COUNTERPARTS.

     This Warrant may be exercised in counterpart with each constitution; an original and together constituting but one and the same Warrant.

                            (signature page follows)

                                                                    Confidential

     IT WITNESS WHEREOF, drkoop.com, Inc. has caused this Warrant to be duly executed and delivered to the Warrantholder identified below on the date first set forth above.

                                            drkoop.com, Inc.



                                         By:
                                            ------------------------------
                                            Donald W. Hackett
                                            Chief Executive Officer
Dated:  July 1, 1999



Acknowledged and Accepted:
--------------------------

America Online, Inc.



By:
    ----------------
    Name:
    Title:

Address for Notice:
22000 AOL Way
Dulles, VA  20166
Attention:  General Counsel

                                                                    Confidential

                              ELECTION TO PURCHASE
                              --------------------

drkoop.com, Inc.
________________
________________

Ladies and Gentlemen:

     The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated July 1, 1999 held by the undersigned, _________ shares of the Common Stock of drkoop.com, Inc., a Delaware corporation.

     Payment of the per share purchase price required under such Warrant [accompanies this Election to Purchase.][shall be made pursuant to the net exercise provision contained in Section 1.3 of the Warrant.]

     The undersigned hereby confirms the representations made in Section 12 of the Warrant are true and correct as of the date of this Election to Purchase.

Dated: ___________________, 200_

                                               ---------------------------
                                               Print Name of Warrantholder


                                               By
                                                 -------------------------

                                  Address:     ---------------------------

                                               ---------------------------